Segment Information (Details)	12 Months Ended
Dec. 31, 2025 segment
Segment information [Abstract]
CODM description	The management approach considers the internal organization and reporting used by the Company’s CODM, specifically the Company’s CEO, for making decisions, allocating resources and assessing performance.
Segment Reporting, CODM, Individual Title and Position or Group Name [Extensible Enumeration]	CEO
Operating segment	1
Reportable segment	1